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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2001

Commission File Number:                 0-24354
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                              DORSEY TRAILERS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                                        58-2110729
------------------------                                 ----------------------
(State of Incorporation)                                 (IRS Employer
                                                         Identification Number)

 1201 Peachtree Street N.E.
         Suite 1022
      Atlanta, Georgia                                        30361
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:      (404) 815-6717
                                                         -----------------------




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                              DORSEY TRAILERS, INC.

                                    FORM 8-K


ITEM 5.  Other Information

         As previously announced, Dorsey Trailers, Inc. (the "Company") filed a voluntary petition for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Court for the Middle District of Alabama, Montgomery, Alabama (Bankruptcy Case No. 00-6792-WRS) on December 4, 2000. The Company is in the process of requesting that the Securities and Exchange Commission ("SEC") modify the reporting requirements as they apply to the Company as permitted under SEC Act Release No. 9660. As such the Company will report under cover of Form 8-K the Company's monthly financial statements as required by the Bankruptcy Court. Attached as Exhibit 99.1 are the Company's financial statements as of December 31, 2000 and for the period December 4, 2000 through December 31, 2000 as filed with the Bankruptcy Court on January 31, 2001.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.

                           None.

         (b)      Pro Forma Financial Information.

                           None.

         (c)      Exhibits.

                           99.1 Financial statements as of December 31, 2000 and for the period December 4, 2000 through December 31, 2000.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         DORSEY TRAILERS, INC.

Date:       March 28, 2001               By:    /s/ Lorri M. Palko
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                                               Lorri M. Palko
                                               President